UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14C
                                 (Rule 14c-101)
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement


                              ELSINORE CORPORATION
________________________________________________________________________________
                (Name Of Registrant As Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

(5) Total fee paid:

    |_|   Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, other Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
________________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

    (3) Filing Party:
________________________________________________________________________________

    (4) Date Filed:
________________________________________________________________________________

                              ELSINORE CORPORATION
                               202 Fremont Street
                             Las Vegas, Nevada 89101

                        INFORMATION STATEMENT AND NOTICE
                OF ACTION TAKEN WITHOUT A MEETING OF STOCKHOLDERS


     This Information  Statement and Notice of Action Taken Without a Meeting of
Stockholders is dated as of          , 2003 and is being mailed by the Board of
Directors (the "Board") of Elsinore Corporation, a Nevada corporation (the "Company" or "Elsinore"), to the stockholders of the Company on or about , 2003 in connection with the Board's approval, and the receipt by the Board of approval by written consent of the holders of a majority of the outstanding shares of the Company's common stock (the "Common Stock") and Series A Preferred Stock (the "Preferred Stock"), voting on an as-converted basis, of an amendment to the Articles (as defined below).

     On July 2, 2003, the Board approved an amendment to the Company's Amended and Restated Articles of Incorporation, filed with the Nevada Secretary of State on March 4, 1997 (the "Articles"), to reduce the minimum number of authorized directors of the Company from four to one. Certain investment accounts (the "MWV Accounts") managed by Morgens, Waterfall, Vintiadis and Company, Inc. ("MWV") own approximately 93% of the Company's Common Stock and all of the Preferred Stock (approximately 99.6% of the outstanding Common Stock on an as-converted basis). On August 1, 2003, the MWV Accounts delivered their written consent approving the amendment of the Articles. As of the date of mailing of this Information Statement all required corporate approvals of these actions have been obtained. This Information Statement is furnished solely for the purpose of informing the Company's stockholders of this corporate action in the manner required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     August 1, 2003 is the record date for the determination of stockholders entitled to receive this Information Statement (the "Record Date"). As of the Record Date, there were 4,993,965 shares of Common Stock issued and outstanding and held by approximately 920 holders of record. In addition, as of the Record Date, 50,000,000 shares of Preferred Stock were outstanding held by approximately 10 holders of record. The MWV Accounts, as holders of all of the shares of Preferred Stock, have the right to convert their shares of Preferred Stock into 93,000,000 shares of Common Stock. Pursuant to the current Articles, each share of Common Stock entitles its holder to one vote on all matters submitted to a vote of the stockholders and the Preferred Stock votes on all matters on which stockholders are entitled to vote on an as-converted basis, except with respect to the election of directors and as otherwise provided under the Nevada General Corporation Law.

     You are being provided with this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C and
Schedule 14C thereunder. The amendment to the Articles will not be consummated or become effective until at least 20 calendar days after the mailing of this Information Statement.

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. Certain information included in this Information Statement and other materials filed with the Securities and Exchange Commission (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to the action taken and expectations, beliefs and future plans of the Company. Such forward-looking statements involve important known and unknown risks and uncertainties that could cause actual results and liquidity to differ materially from those expressed or anticipated in any forward-looking statements. Such risks and uncertainties include, but are not limited to, the potential risks associated with the Company's future plans to cease operations and dissolve, the ability of the Company to wind-up and dissolve in a timely and efficient manner, risks inherent in dissolving the Company, the resignation or appointment of directors to the Board, the effect of the amendment to the Articles and other factors described from time to time in the Company's reports filed with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed in any forward-looking statement made by or on behalf of us. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, and, as such, speak only as of the date made. The Company undertakes no obligation to revise publicly these forward-looking statements to reflect subsequent events or circumstances.

                       NO DISSENTERS' RIGHTS OF APPRAISAL

     There  is no  provision  in  the  Nevada  General  Corporation  Law  or the
Company's charter documents providing the Company's stockholders with dissenters' rights of appraisal in connection with the actions described in this Information Statement.

                        REASONS FOR AND GENERAL EFFECT OF
                 THE AMENDMENT OF THE ARTICLES OF INCORPORATION

     On July 31, 2003, pursuant to the terms of a Stock Purchase Agreement dated as of April 29, 2003 (the "Stock Purchase Agreement") entered into by and between the Company and TLC Casino Enterprises, Inc., a Nevada corporation, the Company sold all of its holdings of the capital stock of the Company's wholly-owned subsidiary Four Queens, Inc. ("Four Queens"), doing business as the Four Queens Hotel and Casino, and the Company's interest in the Fremont Street Experience, LLC, for a purchase price of $20.5 million. Four Queens was the Company's sole operating asset and the capital stock of Four Queens was substantially all of the Company's assets. The sale of stock was consummated on July 31, 2003 (the "Closing Date"). Following the Closing Date the Company intends to cease all operations. While the Company has not adopted a formal plan of dissolution, in contemplation of the eventual wind-up of the Company the Company desires to have one sole director on the Board.

     The current Articles provide that the number of directors may be fixed and changed from time to time, "provided that the number of directors shall not be less than three (3)." To reduce the number of directors to one, it is necessary to amend the Articles to provide that the minimum number of authorized directors may be one. Attached hereto as Exhibit A is a form of the proposed Certificate of Amendment to the Company's Articles. The effect of this Amendment will be to allow the Board to reduce the authorized number of directors from four to one.

     Under applicable federal securities laws, the Amendment cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the Company's stockholders of record. The approximate date this
Information  Statement is first being sent or given to  stockholders  is       ,
2003, and the Company intends to file the Amendment,  substantially  in the form
attached as Exhibit A, with the Nevada Secretary of State on or after          ,
2003.

     On August 1, 2003 Mr. Madow resigned from the Board of Directors and Ms. Joann McNiff was elected by the remaining Board members to fill the vacancy created by Mr. Madow's resignation. The Company expects that Messrs. Waterfall, Jacka and Hinkle will tender their resignations as directors of the Company, leaving Ms. McNiff as the sole director of the Company. Upon the filing of the Certificate of Amendment to the Company's Articles on or after the 20th calendar day after the date of mailing of this Information Statement, the Board will be reduced to one director, which position will be held by Ms. McNiff.

     Ms. McNiff is an attorney licensed to practice law in the state of New York, and has been independently practicing law since April 1, 2003. Prior to establishing her solo practice, Ms. McNiff was employed by MWV. Ms. McNiff began working for MWV in June 1994, and became its in-house counsel in 1996. As in-house counsel for MWV, Ms. McNiff worked on various matters relating to Four Queens and Elsinore. Ms. McNiff is not a stockholder of Elsinore.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     As of July 18, 2003 the Company had two classes of voting securities, the Common Stock and the Preferred Stock. The Preferred Stock votes on an as converted basis, except with respect to the election of directors. As of July 18, 2003, the beneficial ownership of the Company's voting securities held by each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock or the Preferred Stock, is as follows:

                                                      Common Stock
                                                      ------------
                                                                                 Amount and Nature of          Percent
Name and Address of Beneficial Owner                                            Beneficial Ownership(1)        of Class
------------------------------------                                            -----------------------        --------
John C. "Bruce" Waterfall, who exercises voting and investment authority over the Common Stock owned by the MWV Accounts as follows
(2)(3)(4)(5):
  Betje Partners                                                                     4,278,690.06               46.1%
  Endowment Prime, L.L.C. (f/k/a
   The Common Fund for Non-Profit Organizations)                                    14,836,328.84               77.6
  Morgens Waterfall Income Partners, L.P.                                            2,604,280.86               34.3
  MWV Employee Retirement Plan Group Trust                                             879,022.60               15.1
  MWV International, Ltd.                                                            3,898,515.00               78.1
  Phoenix Partners, L.P.                                                            12,276,868.62               71.1
  Restart Partners, L.P.                                                            10,273,330.56               67.3
  Restart Partners II, L.P.                                                         19,677,499.86               79.8
  Restart Partners III, L.P.                                                        16,089,026.04               76.3
  Restart Partners IV, L.P.                                                         10,135,926.78               67.0
  Restart Partners V, L.P.                                                           2,696,949.78               35.1
                                                                                    -------------               ----
          Total Beneficial Ownership of MWV Accounts                                97,646,439.00               99.6%
                                                                                    =============               ====


                                                     Preferred Stock
                                                     ---------------
                                                                                  Amount and Nature of         Percent
Name and Address of Beneficial Owner                                             Beneficial Ownership(1)       of Class
------------------------------------                                             -----------------------       --------
John C. "Bruce" Waterfall, who exercises voting and investment authority over the Preferred Stock owned by the MWV Accounts, as follows (2)(3)(4)(5):
  Betje Partners                                                                     2,300,371.00                4.6%
  Endowment Prime, L.L.C. (f/k/a
   The Common Fund for Non-Profit Organizations)                                     7,596,894.00               15.2
  Morgens Waterfall Income Partners, L.P.                                            1,400,151.00                2.8
  MWV Employee Retirement Plan Group Trust                                             450,110.00                  *
  MWV International, Ltd.                                                                       -                  *
  Phoenix Partners, L.P.                                                             6,600,467.00               13.2
  Restart Partners, L.P.                                                             5,523,296.00               11.0
  Restart Partners II, L.P.                                                         10,579,301.00               21.2
  Restart Partners III, L.P.                                                         8,650,014.00               17.3
  Restart Partners IV, L.P.                                                          5,449,423.00               10.9
  Restart Partners V, L.P.                                                           1,449,973.00                2.9
                                                                                     ------------                ---
          Total Beneficial Ownership of MWV Accounts                                50,000,000.00              100.0%
                                                                                    =============              =====
*Less than 1% of the outstanding shares

     (1) The number of shares beneficially owned and the percentage of shares beneficially owned are determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and are based on 4,993,965 shares of Common Stock and 50,000,000 shares of Preferred Stock issued and outstanding, respectively, as of May 30, 2003. The Preferred Stock is convertible at the option of the holder into an aggregate of 93,000,000 shares of Common Stock.

     (2) The address for Mr. Waterfall and each of the MWV Accounts is 600 5th Avenue, 27th Floor, New York, New York 10020.

     (3) The following sets forth the number of shares of Common Stock that each entity owns, on an as-converted basis: Betje Partners - 4,278,690.06 (all of which may be obtained upon conversion of Preferred Stock); Endowment Prime, L.L.C. - 14,836,328.84 (which includes 14,130,222.84 shares of Common Stock which may be obtained upon conversion of Preferred Stock); Morgens Waterfall Income Partners, L.P. - 2,604,280.86 (all of which may be obtained upon conversion of Preferred Stock); MWV Employee Retirement Plan Group Trust -
879,022.60 (which includes 837,204.60 shares of Common Stock which may be obtained upon conversion of Preferred Stock); MWV International, Ltd. - 3,898,515; Phoenix Partners, L.P. - 12,276,868.62 (all of which may be obtained upon conversion of Preferred Stock); Restart Partners, L.P. - 10,273,330.56 (all of which may be obtained upon conversion of Preferred Stock); Restart Partners II, L.P. - 19,677,499.86 (all of which may be obtained upon conversion of Preferred Stock); Restart Partners III, L.P. - 16,089,026.04 (all of which may be obtained upon conversion of Preferred Stock); Restart Partners IV, L.P. - 10,135,926.78 (all of which may be obtained upon conversion of Preferred Stock); and Restart Partners V, L.P. - 2,696,949.78 (all of which may be obtained upon conversion of Preferred Stock).

     (4) Mr. Waterfall is the only individual who exercises voting and investment power (including dispositive power) with respect to the Common Stock owned by the MWV Accounts. Such voting and investment power is exercised pursuant to a voting trust agreement that was executed pursuant to the terms of the Plan. MWV and its affiliates other than Mr. Waterfall are either investment advisors to, or trustees or general partners of, the MWV Accounts. Accordingly, for purposes of the relevant rules under the xchange Act, MWV could also be deemed the beneficial owners of the Common Stock held by the MWV Accounts. The possible attribution of such beneficial ownership of the Common Stock, expressed in number of shares, on an as-converted basis, and percent of the class, to MWV and those affiliates is as follows: MWV - 9,056,227.66 (89.6%); Endowment Prime, L.L.C. - 14,836,328.84 (77.6%); MW Capital, L.L.C. - 2,604,280.86 (34.3%); MW
Management,  L.L.C. - 12,276,868.62  (71.1%);  Prime Group, L.P.  -10,273,330.56
(67.3%);  Prime Group II, L.P. - 19,677,499.86  (79.8%); Prime Group III, L.P. -
16,089,026.04  (76.3%);  Prime Group IV, L.P. - 10,135,926.78 (67.0%); and Prime
Group V, L.P. - 2,696,949.78 (35.1%). The possible attribution of ownership of the Preferred Stock, expressed in number of shares and percent of the class, to MWV and those affiliates is as follows: MWV - 2,750,481.00 (5.5%); Endowment Prime, L.L.C. - 7,596,894.00 (15.2%); MW Capital, L.L.C. 1,400,151.00 (2.8%); MW
Management,  L.L.C.  - 6,600,467.00  (13.2%);  Prime Group,  L.P.  -5,523,296.00
(11.0%);  Prime Group II, L.P. - 10,579,301.00  (21.2%); Prime Group III, L.P. -
8,650,014.00  (17.3%);  Prime Group IV, L.P. - 5,449,423.00  (10.9%);  and Prime
Group V, L.P. - 1,449,973.00 (2.9%). In view of Mr. Waterfall's possession of sole voting and investment power over the Common Stock and the Preferred Stock on behalf of the MWV Accounts, these entities disclaim beneficial ownership of the Common Stock and the Preferred Stock.

     (5) The Company has relied on information provided by the MWV Accounts for beneficial ownership allocation.

Security Ownership of Management
--------------------------------

     As of July 18, 2003, the beneficial ownership of the Common Stock and the Preferred Stock held by each of the Company's nominees and named executive officers and by its nominees and named executive officers as a group, as such ownership is known by the Company, is as follows:

                                                                              Amount and Nature of
Title of Class          Name of Beneficial Owner                              Beneficial Ownership     Percent of Class
--------------          ------------------------                              --------------------     ----------------


Common Stock            John C. "Bruce" Waterfall (1)                            97,646,439 (2)              99.6%

                        Philip W. Madow                                               -0-                      *

                        S. Barton Jacka                                               -0-                      *

                        Donald A. Hinkle                                              -0-                      *

                        Gina L. Contner Mastromarino                                  -0-                      *

Common Stock            Directors and executive officers as a group (7           97,646,439 (2)              99.6%
                        persons)

Preferred Stock         John C. "Bruce" Waterfall (1)                            50,000,000                 100%

Preferred Stock         Directors and executive officers as a group (7           50,000,000                 100%
                        persons)

     *Less than 1% of class

     (1) See note (4) to the table of Security Ownership of Certain Beneficial Owners.
     (2) See note (1) to the table of Security Ownership of Certain Beneficial Owners, discussing beneficial owners of more than 5% of the outstanding Common Stock for information regarding Mr. Waterfall's beneficial ownership.

Company Contact Information

     All inquiries regarding Elsinore or the amendment to the Articles should be addressed to the Company's principal executive offices at 2330 Paseo Del Prado, Suite C308, Las Vegas, Nevada 89102, attention Gina L. Mastromarino, telephone number (702) xxx-xxxx.




                                         By Order of the Board of Directors,


                                         /s/ Joann McNiff
                                         Joann McNiff, Director

Las Vegas, Nevada
August 1, 2003

                                    EXHIBIT A

                           Certificate of Amendment of
                Articles of Incorporation of Elsinore Corporation


                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                              ELSINORE CORPORATION,
                              a Nevada corporation

     I,  the  undersigned   President,   Secretary  and  Treasurer  of  Elsinore
Corporation, a Nevada corporation (the "Corporation"), certify that:

     1. The Board of Directors of the Corporation, at a duly held meeting on July 2, 2003, adopted a resolution to (i) amend the Amended and Restated Articles of Incorporation of the Corporation (the "Articles"), originally filed with the Secretary of State of the State of Nevada on March 4, 1997, as such amendment is set forth in paragraph 2 below (the "Amendment"), and (ii) present the Amendment to the stockholders of the Corporation for their approval pursuant to Chapter 78 of the Nevada Revised Statutes.

     2. The last sentence of Article V, Section 1 of the Articles is amended and restated in its entirety to read as follows:

          The number of directors may be fixed and changed from time to time in such manner as shall be provided in the bylaws of the corporation; provided, however, the number of directors shall be not less than one
          (1).

     3. The number of shares of the Corporation outstanding and entitled to vote on the Amendment consists of (i) 4,993,965 shares of Common Stock and (ii) 50,000,000 shares of Preferred Stock that are convertible into 93,000,000 shares of Common Stock and vote on the Amendment together with the Common Stock on an as-converted basis, resulting in a total of 97,993,965 votes that could be cast with respect to the Amendment, and the Amendment has been approved by a vote of the stockholders holding at least a majority of such stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, the undersigned, as President, Secretary and Treasurer of the Corporation, has executed this Certificate and affirms it to be true as of September ___, 2003.



                                             _________________________
                                             Joann McNiff
                                             President, Secretary and Treasurer